Tax Matters	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Tax Matters	Tax Matters
A. Taxes on Income from Continuing Operations

The following table provides the components of Income from continuing operations before provision/(benefit) for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
United States	$7,931	$(4,403)	$(6,879)
International	9,751	16,288	19,184
Income from continuing operations before provision/(benefit) for taxes on income(a), (b)	$17,682	$11,885	$12,305

(a)
2019 v. 2018––The domestic income in 2019 versus domestic loss in 2018 was mainly related to the completion of the Consumer Healthcare joint venture transaction with GSK as well as lower certain asset impairments, partially offset by reduced Lyrica revenues in the U.S., higher business and legal entity alignment costs as well as increased costs related to certain legal matters. The decrease in the international income was primarily related to higher certain asset impairments as well as the write off of assets contributed to the Consumer Healthcare joint venture with GSK.

(b)
2018 v. 2017––The decrease in the domestic loss was primarily due to lower interest expense paid to certain foreign subsidiaries, lower net losses on the retirement of debt, higher net gains on equity securities and increased revenue related to Eliquis, partially offset by higher certain asset impairments and lower revenue for Viagra and the legacy SIP portfolio. The decrease in international income was primarily related to lower interest income received primarily from intercompany borrowings from Pfizer Inc. and higher charges related to certain cost reduction initiatives, partially offset by increased revenue related to Ibrance and Eliquis.

The following table provides the components of Provision/(benefit) for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
United States
Current income taxes:
Federal	$(1,641)	$668	$1,267
State and local	(166)	9	45
Deferred income taxes:
Federal	1,258	(1,663)	(2,064)
State and local	275	16	(304)
Total U.S. tax benefit	(274)	(970)	(1,055)
TCJA(a)
Current income taxes	(135)	(3,035)	13,135
Deferred Income taxes	(187)	2,439	(23,795)
Total TCJA tax benefit	(323)	(596)	(10,660)
International
Current income taxes	2,900	2,831	2,709
Deferred income taxes	(919)	(558)	(42)
Total international tax provision	1,981	2,273	2,667
Provision/(benefit) for taxes on income	$1,384	$706	$(9,049)

(a)
The 2018 current tax benefit and deferred tax expense primarily relate to the utilization of tax credit carryforwards against the repatriation tax liability associated with the enactment of the TCJA. See discussion below and Note 5C.

In the fourth quarter of 2017, we recorded an estimate of certain tax effects of the TCJA, including (i) the impact on deferred tax assets and liabilities from the reduction in the U.S. Federal corporate tax rate from 35% to 21%, (ii) the impact on valuation allowances and other state income tax considerations, (iii) the $15.2 billion repatriation tax liability on accumulated post-1986 foreign earnings for which we elected, with the filing of our 2018 U.S. Federal Consolidated Income Tax Return, payment over eight years through 2026 and (iv) deferred taxes on basis differences expected to give rise to future taxes on global intangible low-taxed income. In addition, we had provided deferred tax liabilities in the past on foreign earnings that were not indefinitely reinvested. As a result of the TCJA, in the fourth quarter of 2017, we reversed an estimate of the deferred taxes that are no longer expected to be needed due to the change to the territorial tax system.
In 2018, we finalized our provisional accounting for the tax effects of the TCJA, based on our best estimates of available information and data, and reported and disclosed the impacts within the applicable measurement period, in accordance with guidance issued by the SEC, and recorded a favorable adjustment of approximately $100 million to Provision/(benefit) for taxes on income. We believe that there may be additional interpretations, clarifications and guidance from the U.S. Department of Treasury. Any change to our calculations resulting from such additional interpretations, clarifications and guidance would be reflected in the period of issuance. In addition, our obligations may vary as a result of changes in our uncertain tax positions and/or availability of attributes such as foreign tax and other credit carryforwards.
With respect to the aforementioned repatriation tax liability, our revised estimate is approximately $15 billion, which is reported in current Income taxes payable (approximately $600 million) and the remaining liability is reported in noncurrent Other taxes payable in our consolidated balance sheet as of December 31, 2019. The first installment of $750 million was paid in April 2019.
The TCJA subjects a U.S. shareholder to current tax on global intangible low-taxed income earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, states that we are permitted to make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as global intangible low-taxed income in future years or provide for the tax expense related to such income in the year the tax is incurred. We elected to recognize deferred taxes for temporary differences expected to reverse as global intangible low-taxed income in future years. In 2017, we provided a provisional deferred tax liability of approximately $1.0 billion based on the evaluation of certain temporary differences inside each of our foreign subsidiaries that are expected to reverse as global intangible low-taxed income. In 2018, this estimate was finalized and we provided for an additional deferred tax liability of approximately $200 million, resulting in a deferred tax liability of approximately $1.2 billion.

In 2019, the Provision/(benefit) for taxes on income was impacted by the following:

•	tax expense of approximately $2.7 billion associated with the gain related to the completion of the Consumer Healthcare joint venture transaction with GSK;

•
tax benefits of approximately $1.6 billion, representing tax and interest resulting from the resolution of certain tax positions pertaining to prior years, primarily resulting from a favorable settlement with the IRS (see Note 5D below);

•	tax benefits of approximately $400 million related to certain tax initiatives associated with the implementation of our new organizational structure;

•	tax benefits of approximately $325 million recorded as a result of additional guidance issued by the U.S. Department of Treasury related to the enactment of the TCJA; and

•	tax benefits of approximately $620 million related to certain asset impairments.

In 2018, the Provision/(benefit) for taxes on income was impacted by the following:

•	estimated U.S. net tax benefits of approximately $600 million associated with the enactment of the TCJA (see discussion above), primarily reflecting:

◦	approximately $500 million of tax benefits associated primarily with certain 2018 tax initiatives;

◦
approximately $100 million of tax benefits associated with adjustments to our provisional accounting for the tax effects of the TCJA, reported and disclosed within the applicable measurement period, in accordance with guidance issued by the SEC, mainly consisting of:

◦	$160 million of tax benefits related to the repatriation tax on deemed repatriated accumulated earnings of foreign subsidiaries; and

◦	$140 million of tax benefits associated with the remeasurement of other U.S. deferred tax liabilities, partially offset by:

◦	$200 million of tax expense related to future taxes on global intangible low-taxed income;

•
tax benefits of approximately $700 million representing tax and interest resulting from the resolution of certain tax positions pertaining to prior years mostly with various foreign tax authorities, and the expiration of certain statutes of limitations; and

•	tax benefits of approximately $740 million related to certain asset impairments.

In 2017, the Provision/(benefit) for taxes on income was impacted by the following:

•	estimated U.S. net tax benefits of $10.7 billion associated with the enactment of the TCJA (see discussion above), primarily reflecting:

◦	$22.8 billion of tax benefits associated with the remeasurement of U.S. deferred tax liabilities on unremitted earnings of foreign subsidiaries (see Note 5C);

◦	$1.6 billion of tax benefits associated with the remeasurement of other U.S. deferred tax liabilities, mainly associated with intangibles (see Note 5C);

◦	$12.9 billion of tax expense related to the repatriation tax on deemed repatriated accumulated pre-2017 post-1986 earnings of foreign subsidiaries;

◦	$1.0 billion of tax expense related to future taxes on global intangible low-taxed income (see Note 5C); and

◦	approximately $100 million of tax benefits mostly associated with certain tax initiatives;

•	U.S. tax expense of approximately $1.3 billion related to the repatriation tax on deemed repatriated current year earnings of foreign subsidiaries;

•	tax benefits of approximately $370 million related to net losses on early retirement of debt;

•
tax benefits of approximately $150 million representing tax and interest resulting from the resolution of certain tax positions pertaining to prior years primarily with various foreign tax authorities, and the expiration of certain statutes of limitations; and

•	the non-deductibility of a $307 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision/(benefit) for taxes on income (see Note 2A).

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2019	2018	2017
U.S. statutory income tax rate	21.0%	21.0%	35.0%
TCJA impact(a)	(1.8)	(5.0)	(86.6)
Taxation of non-U.S. operations (b), (c)	(5.7)	(6.1)	(17.0)
Tax settlements and resolution of certain tax positions(d)	(9.0)	(5.8)	(1.2)
Completion of Consumer Healthcare joint venture transaction(d)	5.3	—	—
U.S. Healthcare Legislation(d), (e)	—	(0.4)	0.9
U.S. R&D tax credit and manufacturing deduction	(0.5)	(0.7)	(0.7)
Certain legal settlements and charges	—	(0.1)	0.1
All other, net(f)	(1.5)	3.1	(3.9)
Effective tax rate for income from continuing operations	7.8%	5.9%	(73.5)%

(a)	For a discussion about the enactment of the TCJA, see Note 5A.

(b)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the U.S., together with the cost of repatriation decisions, which, for 2017, includes the repatriation tax on deemed repatriated 2017 earnings of foreign subsidiaries discussed in Note 5A, changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions,” as well as changes in valuation allowances. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; (iii)

certain tax initiatives; and (iv) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A for the components of pre-tax income and Provision/(benefit) for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision/(benefit) for taxes on income.

(c)
In all periods presented, the reduction in our effective tax rate resulting from the jurisdictional location of earnings is largely due to lower tax rates in certain jurisdictions, as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico and Singapore. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Singapore, we benefit from incentive tax rates effective through 2045 on income from manufacturing and other operations.

(d)
For a discussion about tax settlements and resolution of certain tax positions, the impact of the gain on the completion of the Consumer Healthcare joint venture transaction and the impact of U.S. Healthcare Legislation, see Note 5A.

(e)
The favorable rate impact in 2018 is a result of the updated 2017 invoice received from the federal government, which reflected a lower expense than what was previously estimated for invoiced periods, as well as certain tax initiatives.

(f)
All other, net in 2019 is primarily due to routine business operations. 2018 is primarily due to routine business operations and the non-recurrence of tax benefits associated with certain tax initiatives. 2017 primarily relates to tax benefits associated with certain tax initiatives in the normal course of business.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2019 Deferred Tax*		2018 Deferred Tax*
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items(a)	$2,195	$(204)	$1,655	$(325)
Inventories	373	(14)	280	(10)
Intangible assets(b)	743	(7,099)	532	(7,620)
Property, plant and equipment	179	(1,226)	160	(1,011)
Employee benefits	2,217	(39)	2,292	(134)
Restructurings and other charges	225	—	266	—
Legal and product liability reserves	496	—	415	—
Net operating loss/tax credit carryforwards(c)	2,427	—	2,512	—
Unremitted earnings	—	(79)	—	(83)
State and local tax adjustments	152	—	264	—
Investments(d)	11	(3,318)	18	(162)
All other	196	(9)	182	(112)
	9,215	(11,988)	8,576	(9,456)
Valuation allowances	(1,927)	—	(2,068)	—
Total deferred taxes	$7,288	$(11,988)	$6,508	$(9,456)
Net deferred tax liability(e)		$(4,700)		$(2,948)

*	The deferred tax assets and liabilities associated with global intangible low-taxed income are included in the relevant categories above. See Note 5A.

(a)	The increase in 2019 is primarily related to the capitalization of certain R&D-related expenses.

(b)
The decrease in 2019 is primarily the result of amortization of intangible assets and certain impairment charges, mainly offset by deferred tax liabilities established on intangible assets from the acquisition of Array.

(c)
The amounts in 2019 and 2018 are reduced for unrecognized tax benefits of $2.9 billion and $3.3 billion, respectively, where we have net operating loss carryforwards, similar tax losses, and/or tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of a tax position.

(d)	The increase in 2019 is primarily related to the Consumer Healthcare joint venture with GSK. See Note 2C for additional information.

(e)
In 2019, Noncurrent deferred tax assets and other noncurrent tax assets ($0.9 billion), and Noncurrent deferred tax liabilities ($5.6 billion). In 2018, Noncurrent deferred tax assets and other noncurrent tax assets ($0.8 billion), and Noncurrent deferred tax liabilities ($3.7 billion).

We have carryforwards, primarily related to net operating and capital losses, general business credits and charitable contributions, which are available to reduce future U.S. federal and/or state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2020 to 2039. Certain of our U.S. net operating losses and general business credits are subject to limitations under IRC Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies, that would be implemented, if necessary, to realize the deferred tax assets.

As of December 31, 2019, we have not made a U.S. tax provision on approximately $29.0 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2019 is not practicable.

D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1P. For a description of the risks associated with estimates and assumptions, see Note 1C.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2019, we had approximately $4.2 billion in net unrecognized tax benefits, excluding associated interest and as of December 31, 2018, we had approximately $5.1 billion in net unrecognized tax benefits, excluding associated interest.

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2019, we had approximately $1.2 billion in assets associated with uncertain tax positions. These amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($1.0 billion) and Noncurrent deferred tax liabilities ($109 million). As of December 31, 2018, we had approximately $1.1 billion in assets associated with uncertain tax positions. These amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($1.0 billion) and Noncurrent deferred tax liabilities ($128 million).

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2019	2018	2017
Balance, beginning	$(6,259)	$(6,558)	$(5,826)
Acquisitions(a)	(44)	—	10
Increases based on tax positions taken during a prior period(b)	(36)	(192)	(49)
Decreases based on tax positions taken during a prior period(b), (c)	1,109	561	28
Decreases based on settlements for a prior period(d)	100	123	35
Increases based on tax positions taken during the current period(b)	(383)	(370)	(753)
Impact of foreign exchange	25	56	(121)
Other, net(b), (e)	107	121	118
Balance, ending(f)	$(5,381)	$(6,259)	$(6,558)

(a)	For 2019, primarily related to the acquisition of Array. For 2017, primarily related to the acquisitions of Medivation and Anacor. See also Note 2A.

(b)	Primarily included in Provision/(benefit) for taxes on income.

(c)	Primarily related to effectively settling certain issues with the U.S. and foreign tax authorities. See also Note 5A.

(d)	Primarily related to cash payments and reductions of tax attributes.

(e)	Primarily related to decreases as a result of a lapse of applicable statutes of limitations.

(f)
In 2019, included in Income taxes payable ($108 million), Current tax assets ($2 million), Noncurrent deferred tax assets and other noncurrent tax assets ($51 million), Noncurrent deferred tax liabilities ($2.8 billion) and Other taxes payable ($2.4 billion). In 2018, included in Income taxes payable ($11 million), Current tax assets ($1 million) Noncurrent deferred tax assets and other noncurrent tax assets ($47 million), Noncurrent deferred tax liabilities ($3.2 billion) and Other taxes payable ($3.0 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded primarily in Provision/(benefit) for taxes on income in our consolidated statements of income. In 2019, we recorded a net decrease in interest of $564 million, resulting primarily from a settlement with the IRS. In 2018, we recorded a net increase in interest of $103 million; and in 2017, we recorded a net increase in interest of $208 million. Gross accrued interest totaled $485 million as of December 31, 2019 (reflecting a decrease of approximately $13 million as a result of cash payments) and gross accrued interest totaled $1.1 billion as of December 31, 2018 (reflecting a decrease of approximately $16 million as a result of cash payments). In 2019, this amount was included in Income taxes payable ($20 million) and Other taxes payable ($465 million). In 2018, this amount was included in Income taxes payable ($6 million) and Other taxes payable ($1.1 billion). Accrued penalties are not significant. See also Note 5A.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions
The U.S. is one of our major tax jurisdictions, and we are regularly audited by the IRS:

•
During the second quarter of 2019, Pfizer reached settlement of disputed issues at the IRS Office of Appeals, thereby settling all issues related to U.S. tax returns of Pfizer for the years 2009-2010. As a result of settling these years, in the second quarter of 2019 we recorded a benefit of approximately $1.4 billion, representing tax and interest.

•	With respect to Pfizer, tax years 2011-2015 are currently under audit. Tax years 2016-2019 are open, but not under audit. All other tax years are closed.
In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2013-2019), Japan (2017-2019), Europe (2011-2019, primarily reflecting Ireland, the U.K., France, Italy, Spain and Germany), Latin America (1998-2019, primarily reflecting Brazil) and Puerto Rico (2015-2019).

Any settlements or statutes of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next 12 months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $200 million, as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

E. Tax Provision/(Benefit) on Other Comprehensive Income/(Loss)

The following table provides the components of the Tax provision/(benefit) on other comprehensive income/(loss):
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
Foreign currency translation adjustments, net(a)	$254	$94	$(215)

Unrealized holding gains/(losses) on derivative financial instruments, net	83	21	72
Reclassification adjustments for (gains)/losses included in net income	(125)	27	(224)
Reclassification adjustments of certain tax effects from AOCI to Retained earnings(b)	—	1	—
	(42)	50	(152)
Unrealized holding gains/(losses) on available-for-sale securities, net	—	(23)	102
Reclassification adjustments for (gains)/losses included in net income	5	16	(60)
Reclassification adjustments for tax on unrealized gains from AOCI to Retained earnings(c)	—	(45)	—
	5	(53)	42
Benefit plans: actuarial losses, net	(169)	(141)	(59)
Reclassification adjustments related to amortization	55	55	192
Reclassification adjustments related to settlements, net	65	33	42
Reclassification adjustments of certain tax effects from AOCI to Retained earnings(b)	—	637	—
Other	(10)	29	(39)
	(58)	612	137
Benefit plans: prior service costs and other, net	(1)	2	—
Reclassification adjustments related to amortization of prior service costs and other, net	(43)	(39)	(67)
Reclassification adjustments related to curtailments of prior service costs and other, net	(1)	(4)	(7)
Reclassification adjustments of certain tax effects from AOCI to Retained earnings(b)	—	(144)	—
Other	—	—	—
	(45)	(185)	(74)
Tax provision/(benefit) on other comprehensive income/(loss)	$115	$518	$(262)

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.

(b)
For additional information on the adoption of a new accounting standard related to reclassification of certain tax effects from AOCI, see Notes to Consolidated Financial Statements––Note 1B. Basis of Presentation and Significant Accounting Policies: Adoption of New Accounting Standards in 2018 in our 2018 Financial Report.

(c)
For additional information on the adoption of a new accounting standard related to financial assets and liabilities, see Notes to Consolidated Financial Statements––Note 1B. Basis of Presentation and Significant Accounting Policies: Adoption of New Accounting Standards in 2018 in our 2018 Financial Report.